SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: June 17, 2002


                      CIRCUIT CITY CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


United States                 000-26172                    58-1897792
-------------                 ---------                    ----------
(State or other              (Commission                 (IRS Employer
jurisdiction                  File No.)               Identification No.)
of incorporation)


225 Chastain Meadows Court, Kennesaw, Georgia                  30144
---------------------------------------------                  -----
(Address of principal executive offices)                     (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900

Item 5               Other Events.
                     -------------
                     The registrant distributed the Certificateholders Statement
                     for  the   month   of  May  2002  to  the   Series   2000-1
                     Certificateholders on June 17, 2002.

                     The registrant distributed the Certificateholders Statement
                     for  the   month   of  May  2002  to  the   Series   2000-2
                     Certificateholders on June 17, 2002.


Item 7(c).           Exhibits.
                     ---------

                     The  following  is filed as an exhibit to this report under
                     Exhibit 28:

    99.1             Series 2000-1 Certificateholders Statement for the month of
                     May 2002.

    99.2             Series 2000-2 Certificateholders Statement for the month of
                     May 2002.





                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CIRCUIT CITY CREDIT CARD
                                         MASTER TRUST


                                         By:      FIRST NORTH AMERICAN
                                                  NATIONAL BANK, as
                                                  Servicer




                                         By:      /s/Philip J. Dunn
                                                  ----------------------
                                                  Philip J. Dunn
                                                  Vice President





Date:  June 17, 2002